Semiannual Report

                        PERSONAL
                        STRATEGY
                        FUNDS

                        -----------------
                        NOVEMBER 30, 2000
                        -----------------

[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Personal Strategy Funds

 .    Stocks fell in a volatile market, but bonds rallied as intermediate-and long-term interest rates declined.

 .    The Personal Strategy Income and Balanced Funds provided narrow gains for the six months ended November 30, while the Growth Fund posted a small loss.

 .    The funds benefited from their bond holdings, but large-cap growth stocks hampered returns.

 .    The possibility of lower interest rates should help bonds, while a soft landing should support corporate earnings and stock prices.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Stocks fell sharply over the past six months, led by technology and telecommunications issues. The tech sell-off that began in March continued through November. Large-cap growth stocks eventually joined in the decline, but value stocks held up better and small-cap stocks resisted the trend for much of the period. Meanwhile, bonds turned in solid returns as the markets breathed a sigh of relief at the end of the Federal Reserve's most recent rate-hike cycle. Your funds' bond portfolios helped temper the effects of the stock market decline.

     MARKET ENVIRONMENT

          At the time of our report six months ago, the Federal Reserve had just raised short-term interest rates for the sixth time in a year. Concerned that the sizzling U.S. economy and low unemployment would trigger higher inflation, the Fed hoped to engineer a soft landing--that is, a sustainable, noninflationary level of growth. The May 16 rate hike turned out to be the Fed's last as the economy soon began to show signs of slowing. Investors briefly cheered the news with a stock market rally, but quickly began to fear that the economy would slow too much, perhaps threatening a recession. Stocks then began a roller-coaster ride with increasingly lower lows. Earnings warnings, especially among tech companies, added to the gloom.

          For the six months, the S&P 500 Index of large-cap stocks fell nearly 7% while the tech-heavy Nasdaq Composite Index lost almost 24%. Small-cap stocks, which rebounded for most of the year after prolonged underperformance, gave back much of their gains in the final three months of the period. After chasing tech highfliers, investors began to look more closely at company fundamentals, and value stocks held up well. For the six months, the large-cap Russell 1000 Value Index rose 1.55% versus the Russell 1000 Growth Index's sizable decline of 17.32%.

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]


The slowing economy, restrained inflation, and the Fed's interest rate inactivity heartened bond investors, and equity investors turned increasingly to bonds as stock volatility rose toward year-end. These trends boosted bond prices and correspondingly pushed yields down. Treasury securities outperformed most other bonds, spurred by the Treasury buyback program that is reducing the supply of long-term government bonds. High-quality bonds were particularly strong during the last six months, but as concerns about slowing economic growth became more widespread, corporate bonds, especially lower-rated issues, lagged. Overall, the Lehman Brothers U.S. Aggregate Index, a broad, unmanaged measure of the domestic bond market, rose 7.58% for the six-month period, easily outdistancing stocks.


PERFORMANCE AND STRATEGY REVIEW

     The funds' investment committee meets once a month to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. The committee made no significant changes to the overall allocation to stocks during the past six months. The stock allocation in the Income Fund ended the period slightly lower, and the Balanced and Growth Funds also remained underweighted in stocks. We continued to overweight bonds relative to each fund's neutral position.

     Our allocation to below investment-grade bonds fell along with the high-yield market. High-yield bonds faced rising pressure in recent months due to credit concerns among wireline telecom companies, especially competitive local exchange carriers. The biggest losers were bonds from lower-rated CCC and B issuers. The portfolio's declining high-yield allocation resulted in a slightly higher cash position in the Income and Balanced Funds.


2
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     Investment-grade bonds were the top-performing sector over the last six months. Our emphasis on long-term Treasuries contributed to a slightly longer duration than the Lehman U.S. Aggregate Index, which helped us to marginally outperform as long-term interest rates declined. (Duration is a measure of a bond or bond fund's sensitivity to interest rates. For example, a fund with a duration of five years would fall or rise about 5% in price in response to a one percentage point rise or fall in rates.)

     Value and small-cap stocks were the top contributors for the 12-month period. Value stocks have been steady performers throughout the year, but small-caps gave back much of their gains in the period's final three months. Our large-cap growth holdings posted negative returns for the six months, but outperformed both the S&P Barra Growth and the S&P 500 indexes. Financial stocks and consumer nondurables were the strongest sectors, both within the large- and small-cap segments, while technology and telecommunications stocks lagged.

     Our foreign allocation reduced overall performance, due in large part to the weakness in Europe's fledgling currency, the euro. Our international portfolio outperformed the MSCI EAFE (Europe, Australasia, Far East) Index of developed markets, however, benefiting from a focus on valuation at a time when growth stocks were hardest hit. We continue to favor international stocks and believe European stocks are especially undervalued relative to U.S. equities.

PERSONAL STRATEGY INCOME FUND

     This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

     The fund posted modest returns for the 6- and

----------------------
PERFORMANCE COMPARISON
-----------------------------------------------------------

Periods Ended 11/30/00              6 Months      12 Months
-----------------------------------------------------------
Personal Strategy
Income Fund                           2.46%         5.66%

Combined Index Portfolio *            0.84          3.31

Lehman Brothers
U.S. Aggregate Index                  7.58          9.06

* An unmanaged portfolio composed of 40% stocks (S&P 500), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (90-Day Treasury Bills).

     12-month periods ended November 30, outperforming its Combined Index Portfolio benchmark for both periods but lagging the Lehman Brothers U.S. Aggregate Index. The fund's equity exposure hampered performance relative to the Lehman index, which of course has no stock component, but our above-neutral allocation to bonds proved beneficial. Although our stock holdings were negative for the period, our preference for companies with strong fundamentals helped us dodge the worst of the tech sell-off.

     Declining long-term interest rates led to strong bond performance, particularly in the investment-grade sector, which boosted fund returns. High-yield bonds (below investment grade) held back the bond portfolio somewhat, but our high-yield portfolio is concentrated in the two highest tiers of the market, BB and B rated issues. Most of the damage occurred in the lowest-rated segment of that market.

     During the past six months, the fund's stock component fell to 39% from 41%, while the bond allocation rose one percentage point to 48%, with 13% invested in money markets. Among equities, we continue to favor value over growth, and believe that foreign stocks are attractive relative to domestic stocks, despite poor returns this year. The bond allocation marks an overweighted position relative to the fund's neutral (40%) weighting, with a bias toward investment-grade securities.

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Personal Strategy Income Fund

                                    [GRAPH]

Bonds 48%
Stocks 39%
Money Markets 13%

Based on net assets as of 11/30/00.

PERSONAL STRATEGY BALANCED FUND

     The objective of this fund is to provide the highest total return consis-tent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash--with 10-percentage-point variations above and below these levels permitted for each asset class. This asset allocation offers higher risk but also a higher potential return over the long term than the Income Fund.

-----------------------
PERFORMANCE  COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/00                6 Months     12 Months
------------------------------------------------------------
Personal Strategy
Balanced Fund                           1.15%        4.73%

Combined Index Portfolio *             -1.61         0.96

Merrill Lynch-Wilshire Capital
Market Index                           -3.83        -1.99

* An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (90-Day Treasury Bills).

The fund gained only 1.15% for the six months ended November 30, but nevertheless topped both of its benchmarks in a difficult environment for stocks. Its 4.73% one-year return exceeded both the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index. Our slightly higher-than-normal allocation to bonds boosted returns, as bonds significantly outperformed stocks during the past six months.

While large-cap stocks posted negative returns for the last six months, the portfolio benefited from an overweighting in value versus growth among our large-cap holdings. Our allocation to small-cap stocks was also a positive contributor to performance among domestic equities. Both value and small-caps were also strong contributors to 12-month performance. (For a closer look at some of the fund's largest holdings, please read the section of this letter on the Growth Fund.) Foreign stock holdings were a drag on returns, although we remain convinced that foreign, especially European, stocks offer greater value than domestic equities going forward. European companies should see gains from restructurings similar to those in the U.S. in the first half of the `90s, although of a lesser magnitude. We expect greater shareholder value to be unlocked as more companies merge across borders and gain economies of scale.

As of November 30, your fund had 57% of its assets in stocks, slightly lower than at the end of May, and 38% in bonds,

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Personal Strategy Balanced Fund

                                    [GRAPH]

Bonds 38%
Money Markets 5%
Stocks 57%

Based on net assets as of 11/30/00.

     unchanged from the previous period, with the remaining 5% in money market securities. Our higher-than-normal position in bonds reflects our desire to moderate portfolio volatility given the heightened fluctuations in stocks. International holdings accounted for 16% of the Balanced Fund's overall portfolio at the end of November, down from 18% at the end of May. This represents a rebalancing back to our targets rather than a change in our strategy.


PERSONAL STRATEGY GROWTH FUND

     Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point allocation variations from these levels permitted.

-----------------------
PERFORMANCE  COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/00              6 Months      12 Months
Personal Strategy
Growth Fund                          -0.41%         4.15%

Combined Index Portfolio *           -4.06         -1.46

Merrill Lynch-Wilshire Capital
Market Index                         -3.83         -1.99

* An unmanaged portfolio composed of 80% stocks (S&P 500) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

     The fund posted a narrow loss for the six months ended November 30, but gained 4.15% for the year, as shown in the chart. The fund did much better than its benchmarks, the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index, for both the 6- and 12-month periods. As with the other Personal Strategy Funds, our bond holdings performed well, and although bonds compose a smaller share of the Growth Fund, they nevertheless helped mitigate the losses from stock holdings. We entered the period with a slightly higher allocation to bonds and money markets than normal and a slightly lower allocation to stocks, which also worked to our advantage.

     Despite the weakness in the stock market, several of the fund's largest holdings provided gains as financial and consumer nondurables bucked the negative trends. Fannie Mae bounced back strongly over the past six months. The government-sponsored buyer of mortgages benefited as a regulatory threat evaporated and lower mortgage rates spurred home buying. Pfizer and American Home Products performed in line with the generally strong pharmaceutical sector. Pfizer's 12-month returns were strong despite recent weakness related to its Warner-Lambert acquisition. We remain positive on Pfizer's ability to improve margins and contain costs as it completes the integration of Warner-Lambert's business units. BP Amoco was the laggard among the funds' top five. Shares fell to $47 at the end of the period from just over $60 in November 1999 as investors focused on integration costs related to several acquisitions, including Arco. Although BP Amoco has slumped due to a slowdown in current production levels, the company has been increasing spending on oil exploration to ensure long-term production growth.

     The fund's stock allocation was 77% of assets at the end of November, unchanged from six months earlier and three percentage points below the typical allocation. The balance of the fund's assets was in bonds and money market securities.

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Personal Strategy Growth Fund

                                    [GRAPH]

Bonds and Money Markets 23%
Stocks 77%

Based on net assets as of 11/30/00.

OUTLOOK

     With the economy slowing and inflation under control, the Fed appears to have ended its rate-hike program. The likely scenario now is for lower rates in the first half of 2001, as the Fed pursues a soft landing for the economy. Lower interest rates should benefit the fixed-income markets and should also help support corporate earnings and give a boost to stocks.

In this environment, we remain optimistic about the long-term prospects for stock and bond returns. Nevertheless, this year's heightened stock market volatility and rapid shifts in market leadership reinforce the need for the broadly diversified investment strategy that the Personal Strategy Funds offer.


Respectfully submitted,

/s/ Edmund M. Notzon III

Edmund M. Notzon III
Chairman of the fund's Investment Advisory Committee

December 20, 2000


8
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T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

---------------------
PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

      PORTFOLIO OVERVIEW

                                   Percent of                               Percent of
                                   Net Assets                               Net Assets
                                    11/30/00                                 11/30/00
Personal Strategy Income Fund
-------------------------------------------------------------------------------------
Money Market Securities               13.4%  Stocks                             39.0%
                                                Five Largest Holdings:
Bonds                                 47.6%     American Home Products           0.7
   Treasuries/Agencies                16.5      BP Amoco                         0.6
   Mortgage-Backed                     9.7      Fannie Mae                       0.6
   Corporate                          18.0      Exxon Mobil                      0.5
   Foreign                             3.4      Pfizer                           0.5
                                                                                 2.9%
Personal Strategy Balanced Fund
-------------------------------------------------------------------------------------
Money Market Securities                4.7%  Stocks                             57.3%
                                                Five Largest Holdings:
Bonds                                 38.0%     American Home Products           1.1
   Treasuries/Agencies                11.6      BP Amoco                         1.0
   Mortgage-Backed                     9.5      Fannie Mae                       0.8
   Corporate                          15.0      Exxon Mobil                      0.8
   Foreign                             1.9      Pfizer                           0.7
                                                                                 4.4%

Personal Strategy Growth Fund
-------------------------------------------------------------------------------------
Money Market Securities                1.2%  Stocks                             77.1%
                                                Five Largest Holdings:
Bonds                                 21.7%     American Home Products           1.4
   Treasuries/Agencies                 7.1      BP Amoco                         1.3
   Mortgage-Backed                     5.4      Fannie Mae                       1.1
   Corporate                           8.0      Exxon Mobil                      1.0
   Foreign                             1.2      Pfizer                           1.0
                                                                                 5.8%

9

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     PERSONAL STRATEGY INCOME FUND
     ---------------------------------------------------------------------------

                                    [GRAPH]

          As of 11/30/00

            Combined Index        Lehman Brothers       Personal Strategy
              Portfolio        U.S. Aggregate Index        Income Fund

7/29/94         10,000                10,000                 10,000
 Nov-94          9,972                 9,834                  9,939
 Nov-95         12,214                11,569                 12,338
 Nov-96         13,959                12,272                 14,125
 Nov-97         16,097                13,198                 15,883
 Nov-98         18,459                14,446                 17,631
 Nov-99         20,135                14,440                 18,519
 Nov-00         20,802                15,749                 19,567


     PERSONAL STRATEGY BALANCED FUND
     ---------------------------------------------------------------------------

                                    [GRAPH]

          As of 11/30/00

            Combined Index     Merrill Lynch Wilshire     Personal Strategy
              Portfolio         Capital Market Index        Balanced Fund

7/29/94         10,000                10,000                   10,000
 Nov-94          9,974                 9,943                    9,969
 Nov-95         12,728                12,681                   12,710
 Nov-96         15,111                14,800                   14,904
 Nov-97         18,093                17,744                   17,124
 Nov-98         21,349                20,439                   19,254
 Nov-99         24,077                23,504                   20,839
 Nov-00         24,309                23,036                   21,825

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     PERSONAL STRATEGY GROWTH FUND
     ---------------------------------------------------------------------------

                                    [GRAPH]

          As of 11/30/00

            Combined Index     Merrill Lynch Wilshire     Personal Strategy
              Portfolio         Capital Market Index         Growth Fund

7/29/94         10,000                10,000                   10,000
 Nov-94          9,974                 9,943                   10,010
 Nov-95         13,258                12,681                   13,111
 Nov-96         16,344                14,800                   15,844
 Nov-97         20,302                17,744                   18,598
 Nov-98         24,600                20,439                   21,161
 Nov-99         28,666                23,504                   23,497
 Nov-00         28,249                23,036                   24,473

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                    Since   Inception
Periods Ended 11/30/00             1 Year   3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------------

Personal Strategy Income Fund       5.66%     7.20%     9.66%      11.17%     7/29/94
Personal Strategy Balanced Fund     4.73      8.42     11.42       13.10      7/29/94
Personal Strategy Growth Fund       4.15      9.58     13.29       15.16      7/29/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


     INVESTMENT SERVICES AND INFORMATION

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12

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                            BOND FUNDS

Domestic                               Domestic Taxable
Blue Chip Growth                       Corporate Income
Capital Appreciation                   GNMA
Capital Opportunity                    High Yield
Developing Technologies                New Income
Diversified Small-Cap Growth           Short-Term Bond
Dividend Growth                        Spectrum Income
Equity Income                          Summit GNMA
Equity Index 500                       U.S. Bond Index
Extended Equity Market Index           U.S. Treasury Intermediate
Financial Services                     U.S. Treasury Long-Term
Growth & Income
Growth Stock                           Domestic Tax-Free
Health Sciences                        California Tax-Free Bond
Media & Telecommunications             Florida Intermediate Tax-Free
Mid-Cap Growth                         Georgia Tax-Free Bond
Mid-Cap Value                          Maryland Short-Term Tax-Free Bond
New America Growth                     Maryland Tax-Free Bond
New Era                                New Jersey Tax-Free Bond
New Horizons*                          New York Tax-Free Bond
Real Estate                            Summit Municipal Income
Science & Technology                   Summit Municipal Intermediate
Small-Cap Stock                        Tax-Free High Yield
Small-Cap Value                        Tax-Free Income
Spectrum Growth                        Tax-Free Intermediate Bond
Tax-Efficient Growth                   Tax-Free Short-Intermediate
Total Equity Market Index              Virginia Tax-Free Bond
Value

BLENDED ASSET FUNDS                    MONEY MARKET FUNDS+

Balanced                               Taxable
Personal Strategy Balanced             Prime Reserve
Personal Strategy Growth               Summit Cash Reserves
Personal Strategy Income               U.S. Treasury Money
Tax-Efficient Balanced
                                       Tax-Free
                                       California Tax-Free Money
                                       New York Tax-Free Money
                                       Summit Municipal
                                       Money Market
                                       Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in
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Please call for a prospectus, which contains complete information, including
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The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security
Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the
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Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security
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The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

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T. Rowe Price Investment Services, Inc., Distributor.          C11-051  11/30/00